ADVANTAGE SOLUTIONS INC. Q1 2022 Earnings Presentation May 10, 2022 ADVANTAGE SOLUTIONS

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage’s business. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2022 and May 10, 2022, respectively, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. , (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses (recovery), (xv) costs associated with the Take 5 Matter and (xvi) other adjustments that management believes are helpful in evaluating our operating performance. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 1

Q1 Key Messages • Delivered first quarter results that were largely in-line with our expectations • Generated approximately 16% year-on-year revenue growth driven by: • Sampling events up 62% year-on-year • Meaningful rebound in Europe due to reopening of businesses • Successful tuck-in M&A activities focused on adding capabilities to help clients navigate an omni-channel world • Adjusted EBITDA declined as anticipated and reflected: • A shift in revenue mix • Increasing labor and wage spend • Ongoing investment activities 2

Q1 DELIVERED A Solid Start TO 2022 Total Advantage Sales Segment Marketing Segment Revenues $ in millions. Y/Y growth 16% $791 $915 Q1’21A Q1’22A Y/Y growth 11% $534 $592 Q1’21A Q1’22A Y/Y growth 26% $257 $323 Q1’21A Q1’22A Adjusted EBITDA $ in millions. Y/Y growth (16)% % margin $111 $97 14.1% 10.6% Q1’21A Q1’22A Y/Y growth (19)% % margin $84 $68 15.7% 11.5% Q1’21A Q1’22A Y/Y growth (29)% % margin $27 $29 10.7% 8.8% Q1’21A Q1’22A Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. 3

HEALTHY TRENDS ACROSS SEGMENTS IN Q1 • Solid revenue performance in Sales segment ? Sales agency business reflects increase in consumer goods spend in dollars due to inflation partially offset by lower unit volume due to supply chain challenges ? Retail merchandising growth ? International business recovery ? Mix challenged by growth in lower margin merchandising services • Recovery in Marketing segment ? In-store sampling continuing to rebound; event count improved to 62% of 2019 exiting Q1 ? Modest profit growth as we incur expense to source labor; accelerating profitability as business continues to scale SAMPLING Event count + 6.2% YOY Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Act 2020 Act 2021 Act 2022 Act

2022 Investment Activities Innovation Investing to scale adjacent and complementary services, especially higher-growth, higher-margin data, intelligence and digital offerings Key Projects: Development of discreet new services adding capabilities in data driven Supply Chain services, Retail Media and Retail POS/Analytics Renovation Accelerating investment in infrastructure, systems and tools to help drive productivity and operational efficiencies; improve speed to hire Key Projects: Development and consolidation of critical retail merchandising and retail event operating technology platforms and new recruiting tools Talent Increased spending in wages, recruiting and retention Key Projects: Actions to improve execution rates to fulfill customer demand 5

FINANCIAL PERFORMANCE

Financial Summary Q2 Q3 Q4 Q1 ($ in millions) 2021A 2020A % 2021A 2020A % 2021A 2020A % 2022A 2021A % Total Advantage Revenues $850 $642 32% $929 $784 18% $1,033 $850 21% $915 $791 16% Adjusted EBITDA 122 112 9% 134 136 (2)% 154 133 16% 97 111 (13)% % margin 14.4% 17.5% 14.4% 17.4% 14.9% 15.6% 10.6% 14.1% Sales Segment Revenues 562 460 22% 597 542 10% 631 551 15% 592 534 11% Adjusted EBITDA 90 90 (1)% 95 102 (7)% 94 90 5% 68 84 (19)% % margin 15.9% 19.6% 15.9% 18.8% 15.0% 16.3% 11.5% 15.7% Marketing Segment Revenues 288 181 59% 332 242 37% 402 300 34% 323 257 26% Adjusted EBITDA 32 22 47% 39 34 12% 60 43 39% 29 27 4% % margin 11.3% 12.1% 11.6% 14.2% 14.8% 14.3% 8.8% 10.7% Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding.

CAPITALIZATION SUMMARY

- Total Debt of $2.1 billion[1]
  - Leverage at around 3.9x net debt[1] to LTM March Adjusted EBITDA
  - No meaningful maturities for the next four+ years
- Debt Capitalization:

	Maturity	Rate	Outstanding
Asset-backed Revolver ($400M)	2025	L+2.25%[2]	--
First Lien Term Loan	2027	L+4.50%[3]	1,308
Senior Secured Notes	2028	6.50%	775
Total Funded Debt			**$2,083**



$1,308 (4)
$775
$400
2025E
2026E
2027E
2028E
Asset-backed Revolver
1L Term Loan
Sr. Secured Notes

- Equity capitalization @ March 31, 2022:
  - 318,393,829 Class A Common shares outstanding
  - 1,610,014 Treasury shares outstanding
  - 18,578,321 Warrants @ $11.50 exercise
  - 5,948,228 Performance Restricted Stock Units ("PSUs")[5]
  - 8,319,466 Restricted Stock Units ("RSUs")
  - 1,206,988 Options

(1) Net debt is a non-GAAP financial measure and includes Other Debt of approximately $7M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto.
(2) Asset-backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2021 for additional information.
(3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lien Amendment dated October 28, 2021.
(4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,308 million obligation in 2027E maturity.
(5) Represents the number of underlying shares that would be issued at Target performance levels.

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Outlook AND GUIDANCE Affirming 2022 Outlook: • FY 2022 Adjusted EBITDA of $490 to $510 million • This reflects an initial budget for 2022 that showed modest year-over-year EBITDA growth and continued reinvestment activities, including: • Focusing more funding on talent – wages, recruiting, and retention • Investing in innovation to scale adjacent and complementary services, especially in digital • Renovating infrastructure, systems and tools to help drive productivity • Expecting net debt to Adjusted EBITDA to be up modestly from 2021 levels given reinvestment 9

THANK YOU

NON-GAAP RECONCILIATION (1/3)

Consolidated	Three Months Ended March 31,	
	2022	2021
Total Company (in thousands)		
Net income (loss)	$ 17,534	$ (546)
Add:		
Interest expense, net	11,883	30,865
Provision for income taxes	9,049	1,743
Depreciation and amortization	57,768	59,613
Equity based compensation of Topco[1]	(2,795)	(2,814)
Change in fair value of warrant liability	(15,442)	5,526
Stock based compensation expense[2]	7,771	8,655
Fair value adjustments related to contingent consideration related to acquisitions[3]	2,134	(1,043)
Acquisition-related expenses[4]	9,585	5,146
EBITDA for economic interests in investments[5]	(4,052)	(1,189)
Restructuring expenses[6]	643	4,096
Litigation expenses (recovery)[7]	—	(818)
Costs associated with COVID-19, net of benefits received[8]	1,574	1,293
Costs associated with the Take 5 Matter[9]	1,087	901
Adjusted EBITDA	$ 96,739	$ 111,428

	Three Months Ended March 31,	
	2022	2021
Sales Segment (in thousands)		
Operating income	$ 18,973	$ 35,148
Add:		
Depreciation and amortization	40,969	42,564
Equity based compensation of Topco[1]	(1,652)	(1,838)
Stock based compensation expense[2]	4,758	4,694
Fair value adjustments related to contingent consideration related to acquisitions[3]	803	778
Acquisition-related expenses[4]	7,314	3,320
EBITDA for economic interests in investments[5]	(4,207)	(1,487)
Restructuring expenses[6]	819	780
Litigation expenses (recovery)[7]	—	(516)
Costs associated with COVID-19, net of benefits received[8]	456	633
Sales Segment Adjusted EBITDA	$ 68,233	$ 84,076

	Three Months Ended March 31,	
	2022	2021
Marketing Segment (in thousands)		
Operating income	$ 4,051	$ 2,440
Add:		
Depreciation and amortization	16,799	17,049
Equity based compensation of Topco[1]	(1,143)	(976)
Stock based compensation expense[2]	3,013	3,961
Fair value adjustments related to contingent consideration related to acquisitions[3]	1,331	(1,821)
Acquisition-related expenses[4]	2,271	1,826
EBITDA for economic interests in investments[5]	155	298
Restructuring expenses[6]	(176)	3,316
Litigation expenses (recovery)[7]	—	(302)
Costs associated with COVID-19, net of benefits received[8]	1,118	660
Costs associated with the Take 5 Matter[9]	1,087	901
Marketing Segment Adjusted EBITDA	$ 28,506	$ 27,352

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Non-GAAP Reconciliation (2/3) (in millions) March 31, 2022 Current portion of long-term debt $ 15.0 Long-term debt, net of current portion 2,027.7 Less: Debt issuance costs (47.5) Total Debt 2,090.2 Less: Cash and cash equivalents 123.6 Total Net Debt (10) $ 1,966.6 12

Non-GAAP Reconciliation (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments (1) Represents equity-based compensation of Karman Topco L.P. (2) Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. (5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (6) One-time restructuring activities costs associated with non-recurring reorganization projects. (7) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. (9) Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs. (10) Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. 13